EXHIBIT 10(e)

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made as of this 30th day of June, 2002, by and between RONSON AVIATION, INC., a New Jersey corporation (the "Borrower") and SUMMIT BUSINESS CAPITAL CORP. (successor-in-interest to Summit Bank) (the "Lender").

     WHEREAS, the Borrower and the Lender are parties to a certain Loan and Security Agreement dated August 28, 1997, as amended (the "Loan Agreement"), relating to financing by the Lender to the Borrower (all capitalized terms used, but not specifically defined herein, shall have the meaning provided for such terms in the Loan Agreement); and

     WHEREAS, the Borrower has requested and the Lender has agreed to make certain revisions to the terms and conditions of the Loan Agreement, as amended by the Amendment; and

     WHEREAS, to induce the Lender to amend certain terms and conditions of the Loan Agreement, the Borrower has offered to execute and deliver the Amendment.

     NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower agree as follows:

     1. As of the date of this Amendment, Subsections 2.1 c., g. and h. of the Loan Agreement are hereby amended and changed to read as follows:

               c. Interest.  The outstanding  principal  amount of the Revolving
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Loan shall bear  interest at a rate of interest  per annum equal to the Lender's
Floating Base Rate plus one (1%) percent,  computed  daily,  with each change
                   ----
in the Lender's Floating Base Rate, for the actual number of days elapsed as if each full calendar year consisted of three hundred sixty (360) days. For the purposes herein, the term "Lender's Floating Base Rate" shall mean the rate of interest announced or quoted by Fleet National Bank ("Bank") from time to time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Floating Base Rate.

               g.  Fees.  The  Borrower  shall  pay  to  the  Lender  an  annual
                   ----
collateral  management  fee  in an  amount  equal  to Two  Thousand  ($2,000.00)
Dollars, payable in equal consecutive quarterly installments commencing September 30, 2002 and continuing during the term of the Loan Agreement. The collateral management fee shall be deemed fully earned and non-refundable upon each due date hereof.

               h. Prepayment.  Should the Borrower  terminate the Revolving Loan
                  ----------
or permanently reduce the maximum amount available under the Revolving Loan prior to June 30, 2005 (the "Final Maturity Date"), the Borrower shall pay to Lender a prepayment termination premium in an amount equal to:

                  (i) one (1%) percent of the maximum principal amount of the Revolving Loan or amount permanently reduced if such termination or reduction is made before June 30, 2003;

                  (ii) three-quarters of one (.75%) percent of the maximum principal amount of the Revolving Loan or amount permanently reduced if such termination or reduction is made on or after June 30, 2003 and prior to June 30, 2004; and

                  (iii) one-half of one (.50%) percent of the maximum principal amount of the Revolving Loan or amount permanently reduced if such termination or reduction is made on or after June 30, 2004 and prior to June 30, 2005.

     2. As of the date of this Amendment, the reference in 2.1(d) of the Loan Agreement to "June 30, 2002" as the final maturity date is replaced with "June 30, 2005" as the final maturity date.

     3. As of the date of this Amendment, Sections 5.9, 5.12 and 5.14 of the Loan Agreement are hereby amended to read as follows:

               5.9.  Ownership and Liens.  The Borrower has good and  marketable
                     -------------------
title to all of its properties and assets, including, without limitation, the Collateral, or the power to transfer its properties and assets and its title in such properties and assets including the Collateral, subject to no Liens except for permitted exceptions. The security interest granted in Subsection 3.1 constitutes valid Liens in the Collateral, subject to no equal or prior Liens except for permitted exceptions described in Subsection 6.7.

               5.12. Name Change, Mergers. Except as set forth on Schedule 5.12,
                     --------------------
within the last six (6) years, the Borrower has not changed its name, been the surviving corporation of a merger or consolidation, changed its state of incorporation or acquired all or substantially all of the assets of any Person.

               5.14. Location of Collateral and Books and Records.
                     --------------------------------------------

          (a) All of the Collateral is located only at the addresses set forth on Schedule 5.13.

          (b) All of the records of the Borrower relating to the Collateral, and the other books, records, journals, orders, receipts, and correspondence of the Borrower, are located at only the principal place of business and other places of business of the Borrower set forth in Subsection 5.13, except the corporate minute book and related records of the Borrower which are or may be maintained at the office of the Borrower's counsel.

          (c) The Borrower's chief executive office is located in Trenton, New Jersey and the state of incorporation is New Jersey.

          (d) The Borrower's exact legal name is set forth in the preamble of this Amendment.

     4. As of the date of this Amendment, Section 6.17 of the Loan Agreement is hereby amended by deleting the last sentence thereof.


     5. As of the date of this Amendment, Section 6.28 b. of the Loan Agreement is hereby amended and changed to read as follows:

               b. Maintain a maximum ratio of Debt to Net Worth of not more than
          2.00 to 1.00, measured on a quarterly basis. For the purpose of this covenant, intercompany accounts receivable shall be excluded from the calculation.

     6. As of the date of this Amendment, Section 6.28 of the Loan Agreement is hereby amended to add a new Subsection (c) as follows:

          (c) A ratio of EBITDA to Fixed Charges of not less than 1.25 to 1.0 (to be tested on a rolling four quarter basis commencing September 30, 2002). For the purpose of this covenant, EBITDA shall mean for any period, a Person's earnings (or loss) (but excluding therefrom extraordinary items and non-recurring gains) before interest, taxes, depreciation and amortization plus
                                                                            ----
management administration charges minus unfunded capital expenditures minus cash
                                  -----                               -----
taxes paid minus cash  transfers to  Affiliates  made in the ordinary  course of
           ----
business minus  distributions  (if any).  Cash transfers to Affiliates  shall be
         -----
permitted under the Loan Agreement and reported to the Lender on a monthly basis in summary form acceptable to the Lender. Fixed Charges shall mean the current portion of long term indebtedness plus interest for any period, all determined in accordance with generally accepted accounting principles, consistently applied. As used herein, Person shall mean an individual, corporation, partnership, limited liability company, association, unincorporated organization or any other legally recognizable entity.

     7. As of the date of this Amendment, Subsections 10.9(a) and (b) of the Loan Agreement are amended by deleting references to "4900 Route 70, Pennsauken, New Jersey" and "750 Walnut Avenue, Cranford, New Jersey" and inserting "4 Penn Center, 1600 John F. Kennedy Boulevard, Philadelphia, Pennsylvania 19103 - Attn:
Vincent Giglio, Vice President".

     8. As of the date of this Amendment, the Loan Agreement is hereby amended by adding the following:


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


     Security Agreement Provisions Addressing Article 9
     --------------------------------------------------

               (a)  Concerning  Article 9 of the Uniform  Commercial  Code.  The
                    ------------------------------------------------------
parties acknowledge and agree to the following provisions of this Amendment relative to the application of Article 9 of the Uniform Commercial Code as now in effect in the State of New Jersey ("Article 9").

               (b)  Attachment.  The  Collateral  is all assets of the Borrower,
                    -----------
whether or not within the scope of Article 9. The Collateral shall include, without limitation, the following categories of assets as defined in Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If the Borrower shall at any time, acquire a commercial tort claim, as defined in
Article 9, the Borrower shall immediately notify the Lender in writing signed by the Borrower of the brief details thereof and grant the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of the Loan Agreement, with such writing to be in form and substance satisfactory to the Lender.

               (c) Additional Grant of Security Interest in Specified  Property.
                   -------------------------------------------------------------
Borrower acknowledges and agrees that in addition to the items previously described as constituting Collateral, it hereby gives, grants, bargains, assigns and confirms that it has granted a security interest in the following now owned or hereafter acquired and wherever located properties, assets and rights of the
Borrower:

               All other goods, rights to payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, electronic chattel paper, securities and other investment property, rights to proceeds of letters of credit, letter of credit rights, supporting obligations of every nature, all tax refund claims, license fees, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, customer lists, goodwill and all licenses, permits, agreements of any kind or nature pursuant to which (i) the Borrower operates or has authority to operate, (ii) the Borrower possesses, uses or has authority to possess or use property (whether tangible or intangible) of others, or (iii) others possess, use or have authority to possess or use property
(whether tangible or intangible) of the Borrower, and all recorded data of any kind or nature, regardless of the medium of recording, including without limitation, all software, writings, plans, specifications and schematics.

               Nothing herein contained in the Amendment or Loan Agreement shall be construed to narrow the scope of Lender's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Lender hereunder except (and then only to the extent) as mandated by Article 9 to the extent then applicable.

               The Borrower further acknowledges and agrees that the grant of Collateral in this Agreement covers, and is intended to cover, all assets of the Borrower.

               Notwithstanding anything contained in the Amendment to the contrary, any grant of a security interest in patents, trademarks and rights therein is only to the extent necessary to exercise the license granted to the Lender pursuant to Section 8.3 of the Loan Agreement.

               (d)  Perfection  by  Filing.  The Lender may at any time and from
                    ----------------------
time to time, pursuant to the provisions of the Loan Agreement, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets Borrower or words of similar effect and which contain any other information required by Part 5 of Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower. The Borrower agrees to furnish any such information to the Lender promptly upon request. Any such financing statements, continuation statements or amendment may be signed by the Lender on behalf of the Borrower, as provided in the Loan Agreement, and may be filed at any time in any jurisdiction.


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


               (e) Other  Perfection,  etc. The  Borrower  shall at any time and
                   -----------------------
from time to time, take such steps as the Lender may reasonably request for the Lender (a) to obtain an acknowledgment, in form and substance satisfactory to the Lender, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Lender, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Article 9 with corresponding provisions in Rev. ss.ss. 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Lender, and
(c) otherwise to insure the continued perfection and priority of the Lender's security interest in any of the Collateral and of the preservation of its rights therein.

     9. The Borrower shall pay on demand all legal fees, recording expenses and other reasonable and necessary disbursements of the Lender and its counsel incident to the preparation, execution and delivery of this Amendment.

     10. In consideration of the Lender's agreement to (i) extend the maturity date of the Revolving Loan and (ii) otherwise amend certain terms and conditions of the Loan Agreement as set forth herein, the Borrower shall pay to the Lender upon execution hereof, a non-refundable renewal fee in an amount equal to One Thousand ($1,000.00) Dollars, which is and shall be deemed to be earned upon execution hereof. The Borrower hereby authorizes the Lender to charge the Borrower's Revolving Loan or demand deposit account maintained with the Lender for the payment of the renewal fee.

     11. The Borrower acknowledges that its obligations to the Lender pursuant to the Loan Agreement, as amended herein, are due and owing by the Borrower to the Lender without any defenses, set-offs, recoupments, claims or counterclaims of any kind as of the date hereof. To the extent that any defenses, set-offs, recoupments, claims or counterclaims may exist as of the date hereof, the Borrower waives and releases the Lender from the same.

     12. The Borrower hereby agrees with, reaffirms and acknowledges the representations and warranties contained in the Loan Agreement. Furthermore, the Borrower represents that the representations and warranties contained in the Loan Agreement continue to be true and in full force and effect. This agreement, reaffirmation and acknowledgment is given to the Lender by the Borrower without defenses, claims or counterclaims of any kind. To the extent that any such defenses, claims or counterclaims against the Lender may exist, the Borrower waives and releases the Lender from the same.

     13. The Borrower ratifies and reaffirms all terms, covenants, conditions and agreements contained in the Loan Agreement. All terms, covenants, representations and warranties made to Lender by Borrower in the Loan Agreement are to be true, accurate and complete for the duration of the term of the Loan Agreement.

     14. All other terms and conditions of the Loan Agreement, and any and all Exhibits annexed thereto and all other writings submitted by the Borrower to the Lender pursuant thereto, shall remain unchanged and in full force and effect.

     15. This Amendment shall not constitute a waiver or modification of any of the Lender's rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Loan Agreement, except as specifically set forth above, and the Lender hereby reserves all of its rights and remedies pursuant to the Loan Agreement and applicable law.

     16. The failure of the Borrower to satisfy any of the terms and conditions of this Amendment shall constitute an Event of Default under the Loan Agreement, and the Lender shall be entitled to all of its rights and remedies under the
Loan  Agreement  and   applicable   law.

     17. This Amendment may be executed in counterparts, each of which, when taken together, shall be deemed to be one and the same instrument.

     Executed on the date first written above.


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


WITNESS:                                 RONSON AVIATION, INC.

 /s/ Daryl K. Holcomb            By: /s/ Louis V. Aronson II
 --------------------                -----------------------
     Daryl K. Holcomb                    Louis V. Aronson, II
     Vice President and Chief            President and Chief Executive Officer
     Financial Officer

                                 SUMMIT BUSINESS CAPITAL CORP.,
                                 successor-in-interest to Summit Bank


                                 By: /s/ Vincent Giglio
                                     ------------------
                                         Vincent Giglio, Vice President



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